UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2008 (March 17, 2008)

Commission File Number 0-23282

NMS COMMUNICATIONS

CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	04-2814586
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

100 Crossing Boulevard

Framingham, Massachusetts 01702

(Address of Principal Executive Offices, including Zip Code)

(508) 271-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 Consent of Independent Accountants
EX-99.1 Financial Statements of Groove Mobile, Inc., dated December 31, 2007 and 2006
EX-99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements

Explanatory Note

On March 19, 2008, NMS Communications Corporation (the “Registrant”) filed a report on Form 8-K to report the completion of its acquisition of Groove Mobile, Inc. (“Groove Mobile”). At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)

The historical financial statements of Groove Mobile, including Groove Mobile’s consolidated balance sheets as of December 31, 2007 and 2006, and the related consolidated statements of operations, redeemable convertible preferred stock and stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2007 are being filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1)

The unaudited pro forma condensed consolidated financial statements of NMS Communications Corporation as of and for the twelve months ended December 31, 2007, giving effect to the acquisition of Groove Mobile, is included within Exhibit 99.2 to this Form 8-K/A.

(c) Shell Company Transactions

Not applicable

(d) Exhibits

2 .1*

Agreement and Plan of Merger by and among NMS Communications Corporation, LiveWire Mobile, Inc., Quarry Acquisition Corp., Groove Mobile, Inc. and the Securityholders’ Representative named therein, dated March 16, 2008 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 19, 2008).

23 .1	Consent of Independent Accountants.
99 .1	Financial Statements of Groove Mobile, Inc., dated December 31, 2007 and 2006.
99 .2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

*   Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMS COMMUNICATIONS CORPORATION

Dated: June 2, 2008	By:	/s/:	Herbert Shumway

Herbert Shumway
Senior Vice President of Finance
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2 .1*

Agreement and Plan of Merger by and among NMS Communications Corporation, LiveWire Mobile, Inc., Quarry Acquisition Corp., Groove Mobile, Inc. and the Securityholders’ Representative named therein, dated March 16, 2008 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on March 19, 2008).

23 .1	Consent of Independent Accountants.
99 .1	Financial Statements of Groove Mobile Inc., dated December 31, 2007 and 2006.
99 .2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

*   Previously filed.